Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 7, 2020 among MOHAWK INDUSTRIES, INC., a Delaware corporation (the “Company”), the Guarantors party hereto, each Lender party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Guarantors party thereto, the Lenders party thereto, and Wells Fargo Bank, National Association, as the Administrative Agent, entered into that certain Credit Agreement, dated as of April 7, 2020 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Credit Agreement be amended as set forth below, subject to the terms and conditions specified in this Amendment; and

WHEREAS, the parties hereto are willing to amend the Credit Agreement, subject to the terms and conditions specified in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement.

(a) The definition of “Applicable Cash Balance” in Section 1.01 of the Credit Agreement is amended to read as follows:

“Applicable Cash Balance” means, as of any date of determination, an amount equal to the Applicable Cash Balance (as defined in the Existing Revolving Credit Agreement (as in effect on the First Amendment Effective Date)) as calculated pursuant to the Existing Revolving Credit Agreement (as in effect on the First Amendment Effective Date).

(b) The proviso to clause (a)(v) of the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended to read as follows:

provided, that, the aggregate amount permitted to be added to Consolidated Net Income pursuant to this clause (a)(v)(B) for any period shall not exceed (1) for any period that is a Covenant Relief Measurement Period, $120,000,000 for such period, and (2) for any period not specified in the immediately preceding clause (1), seven and one half percent (7.5%) of Consolidated EBITDA as calculated by this definition (but without adding back any amounts pursuant to this clause (a)(v)(B)) for such period,

(c) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is amended to read as follows:

“Loan Documents” means this Agreement, each Note, the Guaranty, each Joinder Agreement, each Committed Loan Notice, the Fee Letter, and the First Amendment Fee Letter; provided, that, the First Amendment Fee Letter shall not constitute a Loan Document for purposes of Section 11.01.

(d) Section 1.01 of the Credit Agreement is amended to add the following defined terms in the appropriate alphabetical order:

“Covenant Relief Period” means the period commencing on June 28, 2020 and ending on the Maturity Date.

“Covenant Relief Measurement Period” means each of (a) the period of four consecutive fiscal quarters of the Company ending September 26, 2020, (b) the period of four consecutive fiscal quarters of the Company ending December 31, 2020, and (c) the period of four consecutive fiscal quarters of the Company ending April 3, 2021.

“First Amendment Effective Date” means May 6, 2020.

“First Amendment Fee Letter” means that certain fee letter agreement dated the First Amendment Effective Date among the Company, the Administrative Agent and Wells Fargo Securities, LLC.

“Leverage Trigger Event” means, on any date during the Covenant Relief Period, the delivery by the Company of a Compliance Certificate pursuant to Section 6.02(b) demonstrating that the Consolidated Net Leverage Ratio, as of the last day of the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date, was greater than 3.75 to 1.00 (it being understood and agreed that if, during the Covenant Relief Period, the Company fails to deliver a Compliance Certificate when due in accordance with Section 6.02(b), a “Leverage Trigger Event” shall be deemed to have occurred as of the date such Compliance Certificate was required to have been delivered, if the Administrative Agent determines that the Consolidated Net Leverage Ratio, as of the last day of the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date, was greater than 3.75 to 1.00).

“Leverage Trigger Event End Date” means, with respect to any Leverage Trigger Event, the first (1st) date occurring after such Leverage Trigger Event on which the Administrative Agent shall have received a Compliance Certificate demonstrating that (a) the Consolidated Net Leverage Ratio, as of the last day of the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date, was not greater than 3.75 to 1.00, and (b) the Company was in compliance with Section 7.12 as of the last day of the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date.

“Leverage Trigger Period” means, with respect to any Leverage Trigger Event, the period commencing upon the occurrence of such Leverage Trigger Event and ending on the Leverage Trigger Event End Date with respect to such Leverage Trigger Event.

“Share Repurchase” means any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interest of the Company, or on account of any return of capital to the Company’s stockholders, partners or members (or the equivalent Person thereof).

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(e) The definitions of “Leverage Increase Period”, “Qualified Acquisition” and “Qualified Acquisition Notice” in Section 1.01 of the Credit Agreement are deleted.

(f) Section 2.09(b) of the Credit Agreement is amended to add a new clause (iii) thereto immediately following clause (ii) to read as follows:

(iii) The Company shall pay to the Administrative Agent, in Dollars, fees in the amounts, for the account of the Persons, and at the times, specified in the First Amendment Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(g) Section 7.06 of the Credit Agreement is amended as follows: (i) the “.” at the end of Section 7.06(e) is amended to be a “;”; and (ii) the following proviso is added immediately following Section 7.06(e) to read as follows:

provided, that, notwithstanding anything to the contrary set forth in this Section 7.06, during any Leverage Trigger Period, the Company shall not, nor shall it permit any Restricted Subsidiary to, declare of make, directly or indirectly, any Share Repurchase (except to the extent permitted pursuant to Section 7.06(c) or Section 7.06(e)).

(h) Section 7.12(b) of the Credit Agreement is amended to read as follows:

(b) Consolidated Net Leverage Ratio. Permit the Consolidated Net Leverage Ratio as of the end of any fiscal quarter of the Company to be greater than (i) 3.75 to 1.00, for any fiscal quarter ending during the period from January 1, 2020 to and including June 27, 2020, and (ii) 4.75 to 1.00, for any fiscal quarter ending thereafter.

2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Loan Parties, the Required Lenders, and the Administrative Agent; and

(b) receipt by the Administrative Agent of evidence that an amendment to the Existing Revolving Credit Agreement, in form and substance reasonably satisfactory to the Administrative Agent, is effective (or will be effective simultaneously with the effectiveness of this Amendment).

3. Miscellaneous.

(a) The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.

(b) Each Loan Party represents and warrants that: (i) such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment; (ii) the execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (A) contravene the terms of such Loan Party’s Organization Documents, (B) conflict with or result in any breach or contravention of (1) any material Contractual Obligation to which such Loan Party

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is a party or affecting such Loan Party or the properties of such Loan Party or any of its Restricted Subsidiaries, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, (C) result in the creation of any Lien under any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Restricted Subsidiaries, except for Liens permitted under the Credit Agreement, or (D) violate any Law; (iii) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Amendment; (iv) this Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms; provided, that, the enforceability of this Amendment is subject in each case to general principles of equity and to bankruptcy, insolvency (including administration) and similar Laws affecting the enforcement of creditors’ rights generally; and (v) after giving effect to this Amendment, (A) the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement (as amended by this Amendment) or in any other Loan Document, or in any document furnished at any time under or in connection therewith, shall be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on and as of the date of this Amendment (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date) and except that for purposes of this Section 3(b)(v)(A), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement, and (B) no Default shall exist.

(c) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imagine means shall be effective as delivery of a manually executed counterpart of this Amendment.

(d) If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f) The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:	MOHAWK INDUSTRIES, INC.

	By:	/s/ Shailesh Bettadapur
	Name:	Shailesh Bettadapur
	Title:	Vice President and Treasurer

GUARANTORS:	ALADDIN MANUFACTURING CORPORATION

	By:	/s/ Shailesh Bettadapur
	Name:	Shailesh Bettadapur
	Title:	Authorized Representative

DAL-TILE DISTRIBUTION, INC.

	By:	/s/ Shailesh Bettadapur
	Name:	Shailesh Bettadapur
	Title:	Authorized Representative

MOHAWK INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

	By:	/s/ Kay Reedy
	Name:	Kay Reedy
	Title:	Managing Director

MOHAWK INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Kay Reedy
	Name:	Kay Reedy
	Title:	Managing Director

MOHAWK INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

MOHAWK INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sean P. Walters
Name:	Sean P. Walters
Title:	Vice President

MOHAWK INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

BNP PARIBAS, as a Lender

By:	/s/ Monica Tilani
Name:	Monica Tilani
Title:	Vice President

By:	/s/ Kirk Hoffman
Name:	Kirk Hoffman
Title:	Managing Director

MOHAWK INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Stephen J. D’Elia
Name:	Stephen J. D’Elia
Title:	Vice President

MOHAWK INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jonathan Bennett
Name:	Jonathan Bennett
Title:	Executive Director

MOHAWK INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender

By:
Name:
Title:

MOHAWK INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

UNICREDIT BANK AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

MOHAWK INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

MOHAWK INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

KBC BANK N.V., NEW YORK BRANCH, as a Lender

By:	/s/ Deborah Carlson
Name:	Deborah Carlson
Title:	Director

By:	/s/ Francis Payne
Name:	Francis Payne
Title:	Managing Director

MOHAWK INDUSTRIES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT